Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Sav DiPasquale, hereby certifies, pursuant to Section 906 of the *Sarbanes-Oxley Act of 2002*, that:

(a) the annual report on Form 10-K of Orgenesis Inc. for the period ended November 30, 2012 fully complies with the requirements of section 13(a) or 15(d) of the *Securities Exchange Act of 1934*; and

(b) information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

Date: February 14th, 2013

Sav DiPasquale
President and Chief Executive Officer
(Principal Executive Officer)